Exhibit 32


            CERTIFICATION OF BLAIR R. COUEY, CHIEF EXECUTIVE OFFICER
                       AND ACTING CHIEF FINANCIAL OFFICER,
                       PURSUANT TO 18 U.S.C. SECTION 1350



The undersigned officer of Evans Systems, Inc. ("ESI") hereby certify that (a) ESI's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ESI.


/s/ Blair R. Couey
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Blair R. Couey
President and Chief Executive Officer
January 13, 2005



/s/ Blair R. Couey
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Blair R. Couey
As Acting Chief Financial Officer
January 13, 2005







A signed original of this written statement has been provided to ESI and will be retained by ESI and furnished to the Securities and Exchange Commission or its staff upon request.